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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

ALGER GLOBAL GROWTH FUND

ANNUAL REPORT
OCTOBER 31, 2016

Table of Contents

ALGER GLOBAL GROWTH FUND

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	9
Portfolio Summary (Unaudited)	11
Schedule of Investments	12
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	43
Additional Information (Unaudited)	44

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Shareholders' Letter (Unaudited) October 31, 2016

Dear Shareholders,

Dangers of Bond-Like Equities Materialize
In our last shareholder letter, we discussed the risks of investors stampeding into bond-like equities, with the trend being particularly strong in the U.S. In that letter, we noted that bond-like equities had outperformed the overall S&P 500 Index, but we urged investors to avoid joining the stampede because the category of equities is highly vulnerable to rising interest rates and other risks. Due to the strong results of bond-like stocks in the months leading up to July, U.S. equities generated positive performance for the one-year reporting period ended October 31, 2016, but the inherent risks that we had identified started to surface in a spectacular fashion.

During the first eight months of the reporting period, the bond-like Telecommunications sector within the S&P 500 led with a 25.4% return. With a massive reversal, it became the worst performing sector with a -11.7% return for the last four months of the reporting period. Utilities and Consumer Staples, which were the second- and third-best performing sectors during the first eight months of the reporting period with double-digit gains, were the fourth- and fifth-worst performers with negative returns during the final four months of the reporting period. Growth sectors, meanwhile, led with Information Technology generating a 12.8% return during the last four months of the reporting period.

Equities Advance
From a broader perspective, the S&P 500 climbed 4.51% during the reporting period and global equities gained 2.63% as measured by the MSCI ACWI Index. Broadly speaking, accommodative monetary policies across the globe helped support investor sentiment. From a regional perspective, Latin America and Asia/Pacific Ex-Japan outperformed while the negative returns of Europe and Africa/Mideast trailed the MSCI ACWI Index. Emerging markets were a bright spot with strengthening commodity prices, attractive valuations, and improving economic data helping the MSCI Emerging Markets Index rally 9.67%.

In the U.S., the strong market leadership of bond-like stocks early in the reporting period created challenging conditions for firms such as Alger that invest in companies with attractive fundamentals and strong potential for generating earnings growth. Despite those challenges, we continued with our more than 50-year tradition of employing extensive bottom-up research to identify and invest in well managed companies with strong fundamentals, including the potential for generating earnings growth. Since our founding in 1964, we have believed that those types of companies offer the greatest potential for creating wealth for our clients.

Our View of Risks and Bond-Like Equities
The rotation out of bond-like equities was no surprise at Alger. Indeed, in our last letter, we identified the following risks associated with bond-like equities:

• Bond-like equities are highly interest-rate sensitive so investors who stam-
peded into the category of stocks faced substantial interest rate risk. With record-low interest rates, the risk of rising rates was considerable.

• Due to the stampede, valuations of sectors with companies that offer stable earnings and high dividend yields such as Consumer Staples were historically high, especially relative to growth sectors. At of the start of the 12-month reporting period, for example, the P/E ratios for Consumer Staples and Util-
ities sectors traded at 20% and 12% premiums respectively, to their 20-year medians while Information Technology and Health Care traded with P/E ratios that were 7% and 3%, respectively, below their 20-year medians. The large disparity in valuations implied that growth stocks were more attractive than bond-like equities.
• Investors focused on bond-like equities could miss the potentially strong re-
turns that result when leading companies with attractive fundamentals gener-
ate earnings growth. Importantly, massive forms of innovation, such as inter-
net-related technologies and health care advancements, are creating attractive opportunities for companies to grow their earnings and reward investors.

Global Economy Takes a Toll on Bond-Like Equities
Various developments during the one-year reporting period fueled fears of rising interest rates and inflation, which in turn sparked the dramatic investor rotation out of bond-like sectors and into growth sectors. During the past few years, low commodity prices have tempered inflation expectations, but that trend ended abruptly during the reporting period.
During the first 10 months of 2016, the multi-year decline in commodity prices reversed with the Bloomberg Commodity Index gaining 8.3%. In the past, expectations that moderating economic growth in China would limit commodity price increases also helped to temper investors’ inflation expectations. During the reporting period, however, a more favorable view of China emerged. Year-over-year industrial production in October of 2015 grew only
5.6% but from November of 2015 through September of this year, production growth trended above 6%. In the U.S., inflation concerns were also stoked by a strengthening job market creating wage pressures, with compensation increasing 2.8% during the 12-month period ended October 31. Inflation expectations as measured by comparing the nominal yield of a 10-year Treasury to its inflation protected counterpart also grew during the reporting period with the spread increasing from 1.59% to 1.73%. Finally, anticipation that the Federal
Reserve would continue normalizing monetary policy supported expectations that interest rates will rise. We believe that investors’ rotation into growth equities in response to those developments was rational. Leading growth companies have potential for growing their earnings, which can help offset the adverse impact of inflation and rising interest rates on corporate fundamentals. Bond-like sectors such as Utilities, however, have less potential for generating earnings growth, so they are susceptible to interest rate increases.

The Value of a Long-Term Perspective and Fundamental Research
Emotions can easily distort individuals’ views of reality, especially when it comes to investing. We believe that the incorrect view that bond-like equities are the only way to generate yield during times of low interest rates is an example of a distorted and potentially costly perspective. This distorted view caused many investors to overlook growth stocks’
return of capital, which can be measured by total yield. Total yield is dividend yield plus the share repurchase yield. As an example, at the end of June, the Information Technology and Consumer Discretionary sectors offered total yields of 6.5% and 6.0%, respectively, compared to the 4.7% total yield of Telecommunication Services and the 4.3% total yield of Utilities.

In addition, performance of sectors is driven by three primary factors: dividends, earnings growth, and changes to P/E ratios. During the reporting period, those three factors pointed to growth sectors having strong potential for outperforming bond-like sectors. Data as of the end of June illustrate this point, with consensus expectations having called for the bond-
like Utilities and Consumer Staples sectors to generate earnings growth per share of 4%
and 7%, respectively, over the next three to five years. For this analysis, we reduced earnings growth expectations by 20% simply to have a conservative outlook. For the Utilities and
Consumer Staples sectors, the dividend yield for the prior 12 months was 4% and 3%.
For both sectors, a reversion to the 20-year P/E median would imply a decline of 5%.
The potential changes in earnings and P/E ratios combined with dividend payments would result in hypothetical returns of 3% for Utilities and 5% for Consumer Staples.

After factoring in the previously mentioned 20% reduction, growth sectors such as
Information Technology, Health Care, and Consumer Discretionary could potentially have earnings growth ranging from 8% to 14%. As of June 30, those sectors offered 2% dividend yields for the trailing 12 months. In the event of a reversion to 20-year medians, the sectors’
P/E ratios would increase 2%, which would result in hypothetical returns ranging from 12%
to 18%.

The U.S. Presidential Election
Emotions also played a role when investors weighed in on the presidential campaign and the subsequent victory of Donald Trump. The election was a highly emotional event for many
Americans, but it is important to remember that corporate fundamentals and economic cycles ultimately drive market performance. With that in mind, we urge investors to focus on corporate fundamentals and avoid making large bets on the potential policies of a new president.

As Jason Zweig of the Wall Street Journal points out, investors have a poor track record of making bets on presidents. Regulations from President Barack Obama were expected to hurt the performance of Health Care stocks, but the sector has outperformed the overall market during his presidency. Increased military spending under President George W. Bush, furthermore, had a counterintuitive impact on defense stocks, with the category of equities declining in 2001 and 2002.

Reasons for Optimism
Rather than chasing dividend yields or making bets on potential policies of President-elect
Trump, we believe equity investors should assess the ongoing U.S. economic recovery, strong corporate fundamentals, and the rapid pace of innovation. Those factors, we maintain, are likely to support growth equities in the foreseeable future. The economy has benefited from an expanding labor market that has created 15.5 million jobs since February of 2010. With a strengthening job market, compensation as measured by hourly wages increased 2.8%
during the 12-month reporting period. Personal finances are also encouraging, with the
Household Debt Service Ratio, which is the ratio of total required household debt payments to total disposable income, having improved substantially. After hitting a high of 13.20% in the fourth quarter of 2007, the ratio has declined to an attractive level of only 9.98% as of the second quarter of this year, according to the Federal Reserve.

We believe corporate fundamentals are also encouraging. According to FactSet Research
Systems, S&P 500 companies (ex-financials) held $1.45 trillion in cash at the end of the second quarter of this year. Despite declining 0.2% from the prior quarter, it was still the second-largest amount in at least 10 years.

As mentioned earlier, corporations are using their large cash positions to reward shareholders with dividends and aggressive share repurchase programs. In the second quarter, S&P 500 companies (ex-financials) paid a total of $176.6 billion in dividends and share repurchases, according to FactSet. It was a 1.7% year-over-year decrease, but the 12-month period ended
June 30 was strong with buybacks and dividends growing 6.1% and 6.6%, respectively, compared to the 12-month period ended in June of 2015.

We maintain that investors should also assess the attractive valuations of growth sectors relative to bond-like sectors. As of the end of the reporting period, the Information
Technology sector within the S&P 500 had a P/E ratio that was 2% below its 20-year median. Health Care and Consumer Discretionary sectors had P/E ratios that were 15%
and 4%, respectively, below their 20-year medians. The P/E ratios for Consumer Staples and
Utilities, however, were at 21% and 20% premiums to their 20-year medians.

We also believe that innovation that can help drive corporate earnings growth is strong across the globe, thanks in large part to internet related technologies and advancements in health care. At the same time, the adoption of new technologies by consumers and corporations is accelerating. The internet, smartphones, ebooks, and social media illustrate this trend, with each form of technology reaching 50% market penetration in a fraction of the time that was required by washing machines, landline telephones, and dishwashers. At the same time, medical innovation in orthopedic, cardiac, and cancer is occurring rapidly.

Our optimism extends beyond the U.S. We think global equities and emerging markets may potentially benefit from increased trade as the U.S. economy continues to expand. In addition, many developed-market countries are continuing to provide accommodative monetary policies. We believe that the estimated 4.9% 2016 earnings growth rate for MSCI Emerging
Markets Index constituents, which is higher than for both the MSCI Europe, Australasia, and Far East Index (EAFE) and the S&P 500 Index, is also attractive. Emerging markets are also attractive when considering that the asset class is trading at a P/E discount of 22%
to developed markets. We continue to believe that a 10% to 12% discount is appropriate.

Conclusion
We urge investors to embrace an investment strategy that employs intensive research to identify companies with strong fundamentals and potential for earnings growth. At the same time, investors should maintain a long-term perspective and avoid the risky behavior of focusing on bond-like equities. At Alger, we will continue to focus on our fundamental research and disciplined investment approach as we seek to generate attractive returns for our valued clients.

Portfolio Matters
The Alger Global Growth Fund returned -2.18% for the fiscal year ended October 31, 2016, compared to the 2.63% return of the MSCI ACWI Index.

Stock selection resulted in China, South Korea, and Switzerland being among countries that provided the largest contributions to relative performance. During the reporting period, equities in France declined significantly, so the portfolio’s underweighting of that country was beneficial. Stock selection, however, resulted in Japan, Germany, the U.S., and the
United Kingdom being among countries that detracted from results.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Health Care. The largest sector overweight was Health Care and the largest sector underweight was Financials. The Energy and Utilities sectors provided the largest contributions to relative performance while Health Care and Industrials were among sectors that detracted from results.

Tencent Holdings Ltd.; AT&T, Inc.; UnitedHealth Group, Inc.; and Commerzbank AG
were among top contributors to performance. Shares of social network operator Facebook,
Inc., Cl. A also contributed to performance. The shares performed strongly in response to the company continuing to take advertising market share from print and television media.
We believe investors have also been encouraged by the growth of Instagram, which is the company’s video- and photo-sharing network.

Allergan PLC.; Norwegian Cruise Line Holdings Ltd.; Shire PLC.; and Apple, Inc. were among top detractors from performance. Shares of Vertex Pharmaceuticals, Inc. also detracted from results. Vertex is a biotechnology company that offers treatments for cystic fibrosis and inflammatory diseases. The shares detracted from performance early in the reporting period in response to a product ramp up of a cystic fibrosis drug generating fewer-than-expected patient additions and therefore disappointing investors.

I thank you for putting your trust in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

FactSet Research Systems represented 0.00% of Alger assets under management as of
October 31, 2016.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of October 31, 2016. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal systems, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:
• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• The Bloomberg Commodity Index reflects the performance of 20 commod-
ities, which are weighted to account for economic significance and market liquidity.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI): An unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets.
• The EAFE Index measures the performance of major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• FactSet Research Systems, Inc. is a multinational financial data and software company.

FUND PERFORMANCE AS OF 9/30/16 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	1.76%	8.16%	5.19%	8.19%
Alger Global Growth Class C (Inception 3/3/08)*	5.61%	8.52%	5.01%	7.86%
Alger Global Growth Class I (Inception 5/31/13)	7.71%	n/a	n/a	6.81%
Alger Global Growth Class Z (Inception 5/31/13)	7.92%	n/a	n/a	7.07%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March 3,
2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth
Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (unmanaged index of common stocks) for the ten years ended October 31, 2016. Beginning May 31, 2013 Alger Global Growth Fund
changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States.
Its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan)
and the United States. Figures for the Alger Global Growth Fund Class A shares, and the MSCI ACWI Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/3/2003
Class A (Inception 11/3/03)	(7.30)%	4.92%	4.47%	7.90%
Class C (Inception 3/3/08)*	(3.92)%	5.26%	4.29%	7.57%
MSCI ACWI Index	2.63%	8.62%	4.34%	7.13%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	(2.02)%	n/a	n/a	5.74%
Class Z (Inception 5/31/13)	(1.77)%	n/a	n/a	6.02%
MSCI ACWI Index	2.63%	n/a	n/a	5.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through October 31, 2016 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March
3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
October 31, 2016 (Unaudited)

Alger Global Growth
COUNTRY	Fund
Australia	1.2%
Brazil	1.0
Canada	0.8
China	3.6
France	2.2
Germany	2.1
Hong Kong	0.9
India	1.4
Indonesia	0.8
Ireland	1.0
Japan	2.4
Mexico	0.5
Netherland	0.3
Netherlands	3.8
Norway	0.5
South Africa	0.4
South Korea	1.7
Sweden	0.4
Switzerland	1.8
Taiwan	0.9
United Kingdom	4.8
United States	63.1
Cash and Net Other Assets	4.4
100.0%

† Based on net assets for the Fund.

ALGER GLOBAL GROWTH FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—92.8%	SHARES	VALUE
AUSTRALIA—1.2%
DIVERSIFIED METALS & MINING—1.2%
BHP Billiton Ltd.	19,000	$331,946
(Cost $299,133)
BRAZIL—1.0%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.6%
BR Malls Participacoes SA*	40,861	163,533
INDEPENDENT POWER AND RENEWABLE ENERGY—0.4%
AES Tiete Energia SA	23,086	119,578
TOTAL BRAZIL
(Cost $241,868)		283,111
CANADA—0.8%
FOOD RETAIL—0.8%
Alimentation Couche-Tard, Inc.	4,250	213,538
(Cost $181,955)
CHINA—3.6%
INTERNET SOFTWARE & SERVICES—3.6%
Alibaba Group Holding Ltd.#*	4,212	428,318
Tencent Holdings Ltd.	23,185	614,453
(Cost $422,325)		1,042,771
FRANCE—2.2%
DIVERSIFIED BANKS—0.6%
BNP Paribas SA	3,000	173,966
INTEGRATED OIL & GAS—1.6%
TOTAL SA	9,528	456,480
TOTAL FRANCE
(Cost $607,257)		630,446
GERMANY—2.1%
APPLICATION SOFTWARE—0.8%
SAP SE	2,550	224,674
AUTOMOBILE MANUFACTURERS—0.6%
Bayerische Motoren Werke AG	2,000	174,507
INTEGRATED TELECOMMUNICATION SERVICES—0.7%
Deutsche Telekom AG	12,648	206,374
TOTAL GERMANY
(Cost $616,959)		605,555
HONG KONG—0.9%
CONSTRUCTION & ENGINEERING—0.4%
China State Construction International Holdings Ltd.	70,000	102,119
INDUSTRIAL CONGLOMERATES—0.5%
China Everbright International Ltd.	122,000	145,841
TOTAL HONG KONG
(Cost $313,732)		247,960
INDIA—1.4%
DIVERSIFIED BANKS—1.1%
HDFC Bank Ltd.	13,850	310,356
PHARMACEUTICALS—0.3%
Aurobindo Pharma Ltd.	7,520	92,254
TOTAL INDIA
(Cost $322,427)		402,610

  12 -

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2016

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDONESIA—0.8%
AUTOMOBILE MANUFACTURERS—0.8%
Astra International Tbk PT	356,200	$224,729
(Cost $193,204)
IRELAND—1.0%
PHARMACEUTICALS—1.0%
Shire PLC.	5,000	282,325
(Cost $317,452)
JAPAN—2.4%
BREWERS—0.6%
Asahi Group Holdings Ltd.	5,000	178,346
DIVERSIFIED BANKS—0.6%
Mitsubishi UFJ Financial Group, Inc.	33,496	172,825
DIVERSIFIED REAL ESTATE ACTIVITIES—0.7%
Mitsui Fudosan Co., Ltd.	8,861	201,790
WIRELESS TELECOMMUNICATION SERVICES—0.5%
KDDI Corp.	4,300	130,685
TOTAL JAPAN
(Cost $789,389)		683,646
MEXICO—0.5%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.5%
Corp Inmobiliaria Vesta SAB de CV	100,705	152,226
(Cost $192,252)
NETHERLANDS—4.1%
DIVERSIFIED BANKS—0.6%
ING Groep NV	12,127	159,206
FOOD RETAIL—0.3%
X5 Retail Group NV*,(a)	3,299	98,331
PERSONAL PRODUCTS—1.0%
Unilever NV	6,500	271,894
SEMICONDUCTOR EQUIPMENT—1.0%
ASML Holding NV#	2,700	285,174
SEMICONDUCTORS—1.2%
NXP Semiconductors NV*	3,450	345,000
TOTAL NETHERLANDS
(Cost $1,120,913)		1,159,605
NORWAY—0.5%
PACKAGED FOODS & MEATS—0.5%
Orkla ASA	16,000	151,085
(Cost $153,329)
SOUTH AFRICA—0.4%
PHARMACEUTICALS—0.4%
Aspen Pharmacare Holdings Ltd.	5,247	114,293
(Cost $145,109)
SOUTH KOREA—1.7%
AUTO PARTS & EQUIPMENT—0.8%
Mando Corp.	953	222,915

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2016

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—(CONT.)
SEMICONDUCTORS—0.9%
Samsung Electronics Co., Ltd.	192	$274,742
TOTAL SOUTH KOREA
(Cost $442,616)		497,657
SWEDEN—0.4%
DIVERSIFIED BANKS—0.4%
Nordea Bank AB*	12,000	126,116
(Cost $118,177)
SWITZERLAND—1.8%
IT CONSULTING & OTHER SERVICES—0.5%
Luxoft Holding, Inc.*	2,743	145,379
PACKAGED FOODS & MEATS—1.3%
Nestle SA	5,000	362,625
TOTAL SWITZERLAND
(Cost $528,600)		508,004
TAIWAN—0.9%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.4%
Ennoconn Corp.	7,000	111,026
TEXTILES—0.5%
Eclat Textile Co., Ltd.*	12,000	136,098
TOTAL TAIWAN
(Cost $266,318)		247,124
UNITED KINGDOM—4.8%
HOUSEHOLD PRODUCTS—0.8%
Reckitt Benckiser Group PLC.	2,474	221,334
INTEGRATED OIL & GAS—1.4%
Royal Dutch Shell PLC., Cl. B	15,000	386,903
PHARMACEUTICALS—1.0%
GlaxoSmithKline PLC.	14,500	286,449
TOBACCO—1.6%
Imperial Brands PLC.*	9,578	463,324
TOTAL UNITED KINGDOM
(Cost $1,401,250)		1,358,010
UNITED STATES—60.3%
ADVERTISING—–%
Choicestream, Inc.*,@,(b)	1,969	–
AEROSPACE & DEFENSE—0.6%
Lockheed Martin Corp.	750	184,785
APPLICATION SOFTWARE—0.9%
salesforce.com, Inc.*	3,400	255,544
BIOTECHNOLOGY—4.6%
Biogen, Inc.*	650	182,117
BioMarin Pharmaceutical, Inc.*	1,800	144,936
Celgene Corp.*	3,000	306,540
Gilead Sciences, Inc.	1,750	128,853
Incyte Corp.*	1,000	86,970
Sarepta Therapeutics, Inc.*	2,000	78,480
Vertex Pharmaceuticals, Inc.*	5,100	386,886
		1,314,782

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2016

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
BREWERS—0.8%
Molson Coors Brewing Co., Cl. B	2,100	$218,001
BROADCASTING—1.1%
CBS Corp., Cl. B	5,800	328,396
CABLE & SATELLITE—1.8%
Comcast Corporation, Cl. A	8,150	503,833
COMMUNICATIONS EQUIPMENT—0.6%
Finisar Corp.*	3,750	102,675
Palo Alto Networks, Inc.*	500	76,915
		179,590
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Wabtec Corp.	1,800	139,158
DIVERSIFIED BANKS—1.5%
JPMorgan Chase & Co.	6,000	415,560
DRUG RETAIL—1.0%
CVS Caremark Corp.	3,400	285,940
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
AMETEK, Inc.	3,300	145,530
GENERAL MERCHANDISE STORES—0.8%
Dollar Tree, Inc.*	3,000	226,650
HEALTH CARE EQUIPMENT—2.4%
Boston Scientific Corp.*	10,700	235,400
DexCom, Inc.*	1,400	109,536
Medtronic PLC.	4,000	328,080
		673,016
HEALTH CARE FACILITIES—0.6%
Amsurg Corp.*	3,000	179,250
HOME ENTERTAINMENT SOFTWARE—1.4%
Activision Blizzard, Inc.	2,300	99,291
Electronic Arts, Inc.*	4,000	314,080
		413,371
HOUSEWARES & SPECIALTIES—1.3%
Newell Brands, Inc.	8,000	384,160
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
WageWorks, Inc.*	2,200	129,690
INDUSTRIAL CONGLOMERATES—2.5%
General Electric Co.	9,207	267,924
Honeywell International, Inc.	4,000	438,720
		706,644
INDUSTRIAL GASES—0.5%
Air Products & Chemicals, Inc.	1,000	133,420
INTEGRATED OIL & GAS—1.6%
Chevron Corp.	4,500	471,375
INTERNET RETAIL—1.7%
Amazon.com, Inc.*	600	473,892
INTERNET SOFTWARE & SERVICES—6.2%
Alphabet, Inc., Cl. C*	1,200	941,448
eBay, Inc.*	5,600	159,656
Facebook, Inc., Cl. A*	4,700	615,653

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2016

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Palantir Technologies, Inc., Cl. A*,@	3,176	$24,296
		1,741,053
INVESTMENT BANKING & BROKERAGE—1.0%
Morgan Stanley	5,200	174,564
The Goldman Sachs Group, Inc.	700	124,768
		299,332
LIFE SCIENCES TOOLS & SERVICES—0.8%
Thermo Fisher Scientific, Inc.	1,500	220,545
MANAGED HEALTH CARE—3.5%
Aetna, Inc.	3,000	322,050
Centene Corp.*	2,000	124,960
Humana, Inc.	1,500	257,295
UnitedHealth Group, Inc.	2,000	282,660
		986,965
MULTI-UTILITIES—1.1%
CMS Energy Corp.	3,600	151,740
WEC Energy Group, Inc.	2,600	155,272
		307,012
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Company	3,000	138,000
OIL & GAS EXPLORATION & PRODUCTION—4.3%
Anadarko Petroleum Corp.	4,600	273,424
ConocoPhillips	8,000	347,600
Devon Energy Corp.	5,800	219,762
Pioneer Natural Resources Co.	2,100	375,942
		1,216,728
OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
Bank of America Corp.	18,000	297,000
PHARMACEUTICALS—2.9%
Allergan PLC.*	2,000	417,880
Bristol-Myers Squibb Co.	5,650	287,642
Eli Lilly & Co.	1,500	110,760
		816,282
RESTAURANTS—0.6%
Starbucks Corp.	3,300	175,131
SEMICONDUCTORS—1.5%
Broadcom Ltd.	2,450	417,186
SOFT DRINKS—1.1%
PepsiCo, Inc.	3,000	321,600
SPECIALTY CHEMICALS—1.4%
PPG Industries, Inc.	1,000	93,130
The Sherwin-Williams Co.	600	146,916
WR Grace & Co.	2,500	167,400
		407,446
SYSTEMS SOFTWARE—2.0%
Microsoft Corp.	8,000	479,360
TubeMogul, Inc.*	13,000	94,900
		574,260

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2016

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.0%
Apple, Inc.	6,000	$681,240
Western Digital Corp.	2,800	163,632
		844,872
TOBACCO—2.2%
Altria Group, Inc.	4,800	317,376
Philip Morris International, Inc.	3,200	308,608
		625,984
TOTAL UNITED STATES
(Cost $16,870,006)		17,151,983
TOTAL COMMON STOCKS
(Cost $25,544,271)		26,414,740
PREFERRED STOCKS—1.3%	SHARES	VALUE
UNITED STATES—1.3%
ADVERTISING—0.1%
Choicestream, Inc., Series A*,@,(b)	16,980	–
Choicestream, Inc., Series B*,@,(b)	36,618	21,605
		21,605
BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc., Series D*,@,(b)	33,858	136,786
INTERNET SOFTWARE & SERVICES—0.4%
Palantir Technologies, Inc., Cl. B*,@	12,951	99,075
Palantir Technologies, Inc., Cl. D*,@	1,687	12,906
		111,981
PHARMACEUTICALS—0.3%
Intarcia Therapeutics, Inc., Series DD*,@	1,728	98,565
TOTAL UNITED STATES
(Cost $340,541)		368,937
TOTAL PREFERRED STOCKS
(Cost $340,541)		368,937
WARRANTS—0.0%	SHARES	VALUE
UNITED STATES—0.0%
ADVERTISING—0.0%
Choicestream, Inc., 6/22/26@,(b)	4,637	4,544
(Cost $4,633)
REAL ESTATE INVESTMENT TRUST—1.3%	SHARES	VALUE
UNITED STATES—1.3%
MORTGAGE—1.3%
Blackstone Mortgage Trust, Inc., Cl. A	12,000	362,400
(Cost $340,799)
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
UNITED STATES—0.0%
ADVERTISING—0.0%
Choicestream, Inc., 11.00%, 8/05/18@,(b)	4,637	4,637
(Cost $563)

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) October 31, 2016

SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
UNITED STATES—0.2%
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	55,986	$58,175
(Cost $55,986)
Total Investments
(Cost $26,286,793)(c)	95.6%	27,213,433
Other Assets in Excess of Liabilities	4.4%	1,258,881
NET ASSETS	100.0%	$28,472,314

# American Depositary Receipts.
(a) Global Depositary Receipts.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(c) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $26,460,527, amounted to $752,906 which consisted of aggregate gross unrealized appreciation of
$2,191,069 and aggregate gross unrealized depreciation of $1,438,163.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Choicestream, Inc.	03/14/14	$571	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	5	0.00%	4,637	0.02%
Choicestream, Inc., 6/22/26	08/04/16	4,633	0.02%	4,544	0.02%
Choicestream, Inc., Cl. A	12/17/13	13,578	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	21,971	0.05%	21,605	0.08%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	55,970	0.14%	98,565	0.35%
JS Kred SPV I, LLC.	06/26/15	55,986	0.15%	58,175	0.20%
Palantir Technologies, Inc., Cl. A	10/07/14	20,666	0.05%	24,296	0.09%
Palantir Technologies, Inc., Cl. B	10/07/14	85,521	0.22%	99,075	0.35%
Palantir Technologies, Inc., Cl. D	10/14/14	11,139	0.03%	12,906	0.04%
Prosetta Biosciences, Inc., Series D	02/06/15	152,361	0.40%	136,786	0.48%
Total				$460,589	1.63%

Industry classifications are unaudited.
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities October 31, 2016

Alger Global Growth
Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$27,045,861
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedules of investments	167,572
Cash and cash equivalents	1,066,180
Foreign cash †	1,311
Receivable for investment securities sold	908,241
Receivable for shares of beneficial interest sold	5,518
Dividends and interest receivable	38,250
Receivable from Investment Manager	48,393
Prepaid expenses	42,992
Total Assets	29,324,318

LIABILITIES:
Payable for investment securities purchased	659,129
Payable for shares of beneficial interest redeemed	68,757
Foreign capital gain tax payable	10,409
Accrued investment advisory fees	20,324
Accrued transfer agent fees	19,696
Accrued distribution fees	8,458
Accrued administrative fees	678
Accrued shareholder administrative fees	385
Accrued other expenses	64,168
Total Liabilities	852,004
NET ASSETS	$28,472,314

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	30,504,928
Undistributed net investment income	176,700
Undistributed net realized gain (accumulated realized loss)	(3,124,354)
Net unrealized appreciation on investments	915,040
NET ASSETS	$28,472,314
* Identified cost	$26,093,115
** Identified cost	$193,678
† Cost of foreign cash	$1,310
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities October 31, 2016 (Continued)

Alger Global Growth
Fund

NET ASSETS BY CLASS:
Class A	$19,805,454
Class C	$4,719,852
Class I	$383,722
Class Z	$3,563,286

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	980,546
Class C	247,021
Class I	18,843
Class Z	173,429

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$20.20
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$21.32
Class C — Net Asset Value Per Share Class C	$19.11
Class I — Net Asset Value Per Share Class I	$20.36
Class Z — Net Asset Value Per Share Class Z	$20.55
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Operations For the year ended October 31, 2016

Alger Global Growth
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$609,572
Interest from affiliated securities – Note 11	42
Interest	1,966
Total Income	611,580

EXPENSES:
Advisory fees — Note 3(a)	242,366
Distribution fees — Note 3(c)
Class A	53,487
Class C	47,390
Class I	3,960
Shareholder administrative fees — Note 3(f)	4,728
Administration fees — Note 3(b)	8,331
Custodian fees	74,091
Interest expenses	6
Transfer agent fees and expenses — Note 3(f)	40,270
Printing fees	35,084
Professional fees	155,580
Registration fees	64,599
Trustee fees — Note 3(g)	1,219
Fund accounting fees	8,394
Miscellaneous	13,467
Total Expenses	752,972
Less, expense reimbursements/waivers — Note 3(a)	(278,261)
Net Expenses	474,711
NET INVESTMENT INCOME	136,869

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	284,177
Net realized (loss) on foreign currency transactions	(8,791)
Net change in unrealized (depreciation) on investments and foreign currency	(1,191,444)
Net realized and unrealized (loss) on investments and foreign currency	(916,058)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(779,189)
* Foreign withholding taxes	$26,399
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Changes in Net Assets

	Alger Global Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment income (loss)	$136,869	$(53,711)
Net realized gain on investments and foreign currency	275,386	3,995,747
Net change in unrealized depreciation on investments and
foreign currency	(1,191,444)	(4,099,404)
Net decrease in net assets resulting from operations	(779,189)	(157,368)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(3,892,139)	(6,206,766)
Class C	131,502	(615,958)
Class I	(1,522,028)	297,562
Class Z	1,377,702	950,883
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(3,904,963)	(5,574,279)

Redemption Fees:
Class A	—	13
Total Redemption Fees — Note 6(b)	—	13
Total decrease	(4,684,152)	(5,731,634)

Net Assets:
Beginning of period	33,156,466	38,888,100
END OF PERIOD	$28,472,314	$33,156,466
Undistributed net investment income (accumulated loss)	$176,700	$(79,861)
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$20.65	$20.79	$18.76	$15.42	$15.11
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	0.10	(0.01)	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain (loss)
on investments	(0.55)	(0.13)	2.05	3.41	0.37
Total from investment operations	(0.45)	(0.14)	2.03	3.40	0.31
Dividends from net investment income	–	–	–	(0.06)	–
Net asset value, end of period	$20.20	$20.65	$20.79	$18.76	$15.42
Total return(ii)	(2.18)%	(0.67)%	10.82%	22.20%	2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$19,805	$24,269	$30,542	$33,657	$41,051
Ratio of gross expenses to average
net assets	2.37%	2.03%	1.98%	2.35%	2.29%
Ratio of expense reimbursements to
average net assets	(0.87)%	(0.53)%	(0.48)%	(0.33)%	–
Ratio of net expenses to average net
assets	1.50%	1.50%	1.50%	2.02%	2.29%
Ratio of net investment income (loss) to
average net assets	0.52%	(0.07)%	(0.08)%	(0.07)%	(0.38)%
Portfolio turnover rate	138.05%	143.87%	81.13%	96.45%	84.55%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$19.69	$19.97	$18.15	$14.97	$14.79
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.04)	(0.17)	(0.16)	(0.13)	(0.16)
Net realized and unrealized gain (loss)
on investments	(0.54)	(0.11)	1.98	3.31	0.34
Total from investment operations	(0.58)	(0.28)	1.82	3.18	0.18
Net asset value, end of period	$19.11	$19.69	$19.97	$18.15	$14.97
Total return(ii)	(2.95)%	(1.40)%	10.03%	21.24%	1.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,720	$4,730	$5,392	$4,888	$4,048
Ratio of gross expenses to average
net assets	3.13%	2.80%	2.75%	3.13%	3.06%
Ratio of expense reimbursements to
average net assets	(0.88)%	(0.55)%	(0.50)%	(0.40)%	–
Ratio of net expenses to average net
assets	2.25%	2.25%	2.25%	2.73%	3.06%
Ratio of net investment income (loss) to
average net assets	(0.23)%	(0.82)%	(0.83)%	(0.81)%	(1.08)%
Portfolio turnover rate	138.05%	143.87%	81.13%	96.45%	84.55%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund		Class I
				From 5/31/2013
	Year ended	Year ended	Year ended	(commencement of operations)
	10/31/2016	10/31/2015	10/31/2014	to 10/31/2013 (i)
Net asset value, beginning of period	$20.78	$20.87	$18.78	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.17	0.04	0.03	0.03
Net realized and unrealized gain (loss)
on investments	(0.59)	(0.13)	2.06	1.92
Total from investment operations	(0.42)	(0.09)	2.09	1.95
Net asset value, end of period	$20.36	$20.78	$20.87	$18.78
Total return(iii)	(2.02)%	(0.43)%	11.13%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$384	$1,914	$1,646	$1,296
Ratio of gross expenses to average
net assets	2.33%	2.02%	1.94%	2.97%
Ratio of expense reimbursements to
average net assets	(1.08)%	(0.77)%	(0.69)%	(1.72)%
Ratio of net expenses to average net
assets	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	0.86%	0.17%	0.17%	0.47%
Portfolio turnover rate	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period

Alger Global Growth Fund		Class Z
				From 5/31/2013
				(commencement of operations) to
	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	10/31/2013 (i)
Net asset value, beginning of period	$20.92	$20.95	$18.80	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.19	0.09	0.06	0.04
Net realized and unrealized gain (loss)
on investments	(0.56)	(0.12)	2.09	1.93
Total from investment operations	(0.37)	(0.03)	2.15	1.97
Net asset value, end of period	$20.55	$20.92	$20.95	$18.80
Total return(iii)	(1.77)%	(0.14)%	11.44%	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$3,563	$2,243	$1,308	$112
Ratio of gross expenses to average
net assets	2.36%	2.20%	3.72%	12.42%
Ratio of expense reimbursements to
average net assets	(1.31)%	(1.21)%	(2.73)%	(11.43)%
Ratio of net expenses to average net
assets	1.05%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	0.92%	0.44%	0.30%	0.62%
Portfolio turnover rate	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
Alger Global Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of
Massachusetts. The Fund qualifies as an investment company as defined in the Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services –
Investment Companies. The Fund’s investment objective is long-term capital appreciation.
It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the Fund’s expense other than a Class Expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

The industry classifications of the Funds’ investments, as presented in the accompanying
Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the
Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Fund’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-
dividend date. The Fund declares and pays dividends from net investment income annually.
Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectus. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2016.
(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2013-2016.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the
Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31,
2016, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Global
Growth Fund(a)	0.800%	0.700%	0.800%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Effective March 1, 2016, Alger Management has established expense caps for the share classes, through February 28, 2017, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED /
					REIMBURSED FOR
		CLASS			THE YEAR ENDED
					OCTOBER 31,
	A	C	I	Z	2016
Alger Global Growth Fund*	1.50%	2.25%	1.25%	1.09%	278,261

*Prior to March 1, 2016, the expense cap for the Alger Global Growth Fund Class Z was
0.99%.

Fred Alger Management Inc., may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.
(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2016, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by
Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger
Inc.”), were approximately $1,513 and $1,437, respectively. The initial sales charges and contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.
(e) Brokerage Commissions: During the year ended October 31, 2016, the Fund paid Alger Inc.
$13,060 in connection with securities transactions.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of their respective average daily net assets for Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2016, Alger
Management charged back $16,774 to the Fund for these services, which are included in transfer agent fees and expenses in the accompanying Statement of Operations.

(g) Trustees’ Fees: From November 1, 2015 through February 29, 2016, each trustee who is not affiliated with Alger Management or its affiliates (each, an “Independent Trustee”)
received a fee of $25,875 for each board meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the
Board of Trustees received additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $2,500 for each Audit Committee meeting attended to a maximum of
$10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31,
2016.
(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management and Alger Inc. At October 31, 2016, Alger Management and its affiliated entities owned the following shares of the Fund:

	SHARE CLASS
	I	Z
Alger Global Growth Fund	5,942	19,947

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Fund for the year ended
October 31, 2016:

	PURCHASES	SALES
Alger Global Growth Fund	$40,713,826	$44,974,196

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:
The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the year ended October 31, 2016, the Fund had the following borrowings:

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Global Growth Fund	$253	2.04%

		HIGHEST BORROWING
Alger Global Growth Fund		$92,205

NOTE 6 — Share Capital:
(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	26,306	$527,477	33,296	$710,669
Shares redeemed	(220,777)	(4,419,616)	(327,350)	(6,917,422)
Net decrease	(194,471)	$(3,892,139)	(294,054	$(6,206,753)
Class C:
Shares sold	36,112	$700,092	66,823	$1,358,291
Shares redeemed	(29,364)	(568,590)	(96,618)	(1,974,249)
Net increase (decrease)	6,748	$131,502	(29,795)	$(615,958)
Class I:
Shares sold	10,971	$219,633	27,679	$602,990
Shares redeemed	(84,234)	(1,741,661)	(14,429)	(305,428)
Net increase (decrease)	(73,263)	$(1,522,028)	13,250	$297,562
Class Z:
Shares sold	95,159	$1,973,446	46,485	$988,212
Shares redeemed	(28,953)	(595,744)	(1,732)	(37,329)
Net increase	66,206	$1,377,702	44,753	$950,883

(b) Redemption Fee: Prior to March 1, 2015, the Fund imposed a 2.00% redemption fee on certain Class A and Class C shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired. Since March 1, 2015, the redemption fee is no longer imposed.
NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2016 and the year ended October 31, 2015 was as follows:

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2016	OCTOBER 31, 2015
Alger Global Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

As of October 31, 2016 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Global Growth Fund
Undistributed ordinary income	$200,043
Undistributed long-term gains	—
Net accumulated earnings	$200,043
Capital loss carryforwards	(2,973,963)
Net unrealized appreciation	741,306
Total accumulated losses	$(2,032,614)

At October 31, 2016, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,973,963 which expires in 2017. Such amounts may be applied against future net realized gains until the earlier of their utilization or expiration. During the year ended October 31, 2016 the Fund utilized $132,708 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive foreign investment companies, and partnership basis adjustments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2016:

Alger Global Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$119,692
Accumulated net realized gain (accumulated realized loss)	$(119,692)
Paid-in Capital	$–

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,850,311	$2,092,062	$758,249	—*
Consumer Staples	3,412,002	1,665,063	1,746,939	—
Energy	2,669,486	1,826,103	843,383	—
Financials	2,471,910	1,327,651	1,144,259	—
Health Care	4,966,161	4,190,840	775,321	—
Industrials	1,553,767	1,305,807	247,960	—
Information Technology	6,854,642	5,605,451	1,224,895	24,296
Materials	872,812	540,866	331,946	—
Telecommunication Services	337,059	—	337,059	—
Utilities	426,590	426,590	—	—
TOTAL COMMON STOCKS	$26,414,740	$18,980,433	$7,410,011	$24,296
CORPORATE BONDS
Consumer Discretionary	4,637	—	—	4,637
PREFERRED STOCKS
Consumer Discretionary	21,605	—	—	21,605	*
Health Care	235,351	—	—	235,351
Information Technology	111,981	—	—	111,981
TOTAL PREFERRED STOCKS	$368,937	—	—	$368,937
REAL ESTATE INVESTMENT TRUST
Financials	362,400	362,400	—	—
SPECIAL PURPOSE VEHICLE
Financials	58,175	—	—	58,175
WARRANTS
Consumer Discretionary	4,544	—	—	4,544
TOTAL INVESTMENTS IN
SECURITIES	$27,213,433	$19,342,833	$7,410,011	$460,589

Alger Global Growth Fund’s shares of Choicestream Inc. common stock and preferred stock are classified as a Level 3 investment and are fair valued at zero as of October 31,
2016.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Growth Fund	Common Stocks
Opening balance at November 1, 2015	$29,411
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(5,115)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	24,296
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(5,115)

Alger Global Growth Fund	Corporate Bonds
Opening balance at November 1, 2015	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	4,632
Purchases and sales	–
Purchases	5
Sales	–
Closing balance at October 31, 2016	4,637
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$4,632

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Growth Fund	Preferred Stocks
Opening balance at November 1, 2015	$371,725
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(2,788)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	368,937
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(2,788)

Special Purpose
Alger Global Growth Fund	Vehicle
Opening balance at November 1, 2015	$55,986
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	2,189
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	58,175
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$2,189

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Growth Fund	Warrants
Opening balance at November 1, 2015	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(89)
Purchases and sales	–
Purchases	4,633
Sales	–
Closing balance at October 31, 2016	4,544
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(89)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable			Weighted
	October 31, 2016	Methodology	Input	Range/Input		Average Inputs
Alger Global Growth Fund
Common Stock	$-	Income	Discount Rate	40%		N/A
		Approach
Common Stock	24,296	Income	Revenue Multiple	10x	-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	21,605	Income	Discount Rate	40%		N/A
		Approach
Preferred Stocks	111,981	Income	Revenue Multiple	10x	-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	98,565	Market	Scenario	80 to 100%		N/A
		Approach	Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8%
Preferred Stocks	136,786	Income	Discount Rate	35.5-39.5%		N/A
		Approach
Warrants	4,544	Income	Discount Rate	40%		N/A
		Approach

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Corporate Bonds	4,637	Income	Discount Rate	40%	N/A
		Approach
Special Purpose Vehicle	58,175	Market	Revenue Multiple	2.6x-3.1x	N/A
		Approach

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above.

On October 31, 2016, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2016, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$1,067,491	$1,311	$1,066,180	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no open derivative instruments as of October 31, 2016.

NOTE 10 — Principal Risks:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The
Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Fund because the
Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2016. Purchase and sale transactions and dividend income earned during the period were as follows:

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/Par			Shares/Par
	at			at		Realized	Value at
	October 31,	Purchases/	Sales/	October		Gain	October
Security	2015	Conversion	Conversion	31, 2016	Interest Income	(Loss)	31, 2016

Alger Global Growth Fund
Common Stock
Choicestream, Inc.*	1,969	–	–	1,969	–	–	$0
Preferred Stocks
Choicestream, Inc.
Series A and B*	53,598	–	–	53,598	–	–	21,605
Prosetta
Biosciences, Inc.,
Series D*	33,858	–	–	33,858	–	–	136,786
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	–	4,637	–	4,637	42	–	4,637
Warrants
Choicestream,
Inc.6/22/26*	–	4,637	–	4,637	–	–	4,544
* Non-income producing security.

NOTE 12 — Subsequent Events:
Management of the Fund has evaluated events that have occurred subsequent to October
31, 2016 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Alger Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of Alger Global
Growth Fund (the “Fund”), including the schedule of investments as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alger Global Growth Fund as of
October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 29, 2016

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2016 and ending October 31, 2016.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2016	October 31, 2016	2016	(a)	2016	(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$1,000.50	$7.54		1.50%
	Hypothetical(c)	1,000.00	1,017.60	7.61		1.50
Class C	Actual	1,000.00	996.87	11.29		2.25
	Hypothetical(c)	1,000.00	1,013.83	11.39		2.25
Class I	Actual	1,000.00	1,000.98	6.34		1.25
	Hypothetical(c)	1,000.00	1,018.80	6.39		1.25
Class Z	Actual	1,000.00	1,002.44	5.29		1.05
	Hypothetical(c)	1,000.00	1,019.86	5.33		1.05

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/366 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

Trustees and Officers of the Fund
Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Portfolios, The Alger
Institutional Funds, The Alger Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (55)	Director of Development, Pennsylvania Ballet	2003	25
	2004-2013; Associate Director of Development,
	College of Arts and Sciences and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (63)	Managing Partner of North Castle Partners, a	2000	25
	private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (71)	Associate Vice President for Principal Gifts, and	2000	25
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (83)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (54)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (78)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

				Number
				of Funds
				in the
				Alger Fund
			Trustee	Complex
			and/or	which are
Name, Age, Position with the			Officer	Overseen
Fund	Principal Occupations		Since	by Trustee
OFFICERS

Hal Liebes (52)	Executive Vice President, Chief Operating Officer,		2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (51)	Senior Vice President since 2009, and Vice		2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (51)	Senior Vice President of Alger Management;		2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (61)	Employed by Alger Management since 1986,		2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (55)	Employed by Alger Management since 2002,		2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (46)	Senior Vice President of Alger Management since		2014	N/A
Chief Compliance Officer	2014	.
Christopher E. Ullman (31)	Associate Counsel of Alger Management since		2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student from 2010 to 2013.

The Statement of Additional Information contains additional information about the
Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 27, 2016, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”),
from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Fund and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer and having no other material relationship with Alger Management.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from periodic meetings with and presentations by investment management and Fund distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals responsible for the investment operations of the Fund.
They also considered the resources and practices of Alger Management in managing the
Fund's portfolio, as well as Alger Management's overall investment management business.
They noted especially Alger Management's established expertise in managing portfolios of
"growth" stocks. They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the Fund is active. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Fund are considerable.
The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.
They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under a Fund
Administration Agreement and a Shareholder Administrative Services Agreement with

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Fund. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed the Fund’s returns for the year-to-date (at 6/30/16), second-quarter of 2016, and 1- and 3-year periods, and compared them with benchmark and peer-group data for the same periods. Because the Fund had adopted a significantly different investment strategy on May 31, 2013, so that performance data from periods prior to that date would not be reliably informative, the Trustees considered only the investment performance of the Fund for 3-year and shorter, more recent periods. They noted that the Fund’s performance for the quarter ended
6/30/16 and the year to date was at or above the median for its peers but somewhat below its benchmark. Its performance for one year was well below its peer median and benchmark but its overall performance over its approximately three-year life ranked in or near the top quartile of its peers and above its benchmark. Consistent with the practice followed at every quarterly meeting of Trustees throughout the year, representatives of Alger Management discussed with the Trustees the performance of the Fund. Throughout, the Trustees were mindful of the point, alluded to in the discussion, that the current market in equity securities favors dividend-paying equities rather than pure growth stocks, a trend directly contrary to the Alger investment approach and tending to depress the prices of growth stocks as compared with those of dividend stocks. On the basis of these discussions and their review, the Trustees determined that the performance of the Fund was acceptable.

Fund Fee and Expense Ratio; Profitability to Alger Management and its Affiliates.
The Trustees reviewed the Fund's management fee and expense ratios at June 30, 2016 and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the advisory fee for the Fund was well below the median for the fees in the
FUSE reference group. Of the expense ratios for the Fund’s four classes of shares, all were above the medians for the FUSE reference group, but two of the four were in the quartile just above the median. The other two were in the highest quartile, but the asset levels of the relevant share classes were so low that the classes suffered thereby in comparison with their peers. The Trustees noted that Alger Management had committed to expense-
reimbursement provisions that capped Fund expense ratios at specified levels. The Trustees determined that the expense-ratio information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with that of the Fund because of the differences in services provided by Alger

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Management to those types of clients as opposed to the Fund, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment
Advisory Agreement to Alger Management and its affiliates, and the methodology used by
Alger Management in determining such profitability. The Trustees reviewed previously-
provided data on the Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2016. After discussing with representatives of the Adviser and FUSE the expense-allocation practices, which FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedule in the Agreement includes a fee reduction at a specified asset level (a “breakpoint”); this has the effect of lowering the
Fund’s overall management fee as the Fund grows past the breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Fund. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Fund’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions for the twelve months through June 30, 2016, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Fund under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Fund’s equity brokerage and receives shareholder servicing fees from the Fund as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund's
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

• The Board concluded that the nature, extent and quality of the services provided

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the Fund’s advisory fee paid to Alger Management was reasonable in light of comparative expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the
Fund. The Trustees noted that Alger Management had undertaken to cap Fund expenses through expense reimbursements, thus in effect lowering the fees it actually received from the Fund.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund as (and if) it grew in size and determined that the fee breakpoint in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice		Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —	Yes	No
to offer our products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions ? Call 1-800-342-2186

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter. The Fund’s Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer, President or Secretary.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Fund. Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Fund at (800) 992-3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger
Global Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AGAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2016	$36,500
October 31, 2015	$35,500

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2016	$5,100
October 31, 2015	$4,700

d) All Other Fees:
October 31, 2016	$7,020
October 31, 2015	$10,100

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2016	$219,975	, €93,631
October 31, 2015	$191,042	, €69,347

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Growth Fund

By: /s/Hal Liebes

Hal Liebes

President

Date: December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 21, 2016

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 21, 2016